Exhibit 99.1

Investor Presentation December 2024

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FORWARD - LOOKING STATEMENTS Special Note Concerning Forward - Looking Statements . This document contains, and future oral and written statements of the Company and its management may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company . Forward - looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “bode,” “predict,” “suggest,” “project,” “appear,” “plan,” “intend,” “estimate,” ”annualize,” “may,” “will,” “would,” “could,” “should,” “likely,” “might,” “potential,” “continue,” “annualized,” “target,” “outlook,” as well as the negative forms of those words, or other similar expressions . Additionally, all statements in this document, including forward - looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events . A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward - looking statements . These factors include, but are not limited to : (i) the strength of the local, state, national and international economies and financial markets (including effects of inflationary pressures and supply chain constraints) ; (ii) effects on the U . S . economy resulting from the implementation of policies proposed by the new presidential administration, including tariffs, mass deportations and tax regulations ; (iii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics, acts of war or threats thereof (including the Russian invasion of Ukraine and ongoing conflicts in the Middle East), or other adverse events that could cause economic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events ; (iv) new or revised accounting policies and practices, as may be adopted by state and federal regulatory agencies, the FASB, the Securities and Exchange Commission (the “SEC”) or the PCAOB ; (v) changes in local, state and federal laws, regulations and governmental policies concerning the Company’s general business and any changes in response to the bank failures in 2023 ; (vi) the imposition of tariffs or other governmental policies impacting the value of products produced by the Company’s commercial borrowers ; (vii) increased competition in the financial services sector, including from non - bank competitors such as credit unions and fintech companies, and the inability to attract new customers ; (viii) changes in technology and the ability to develop and maintain secure and reliable electronic systems ; (ix) unexpected results of acquisitions which may include failure to realize the anticipated benefits of the acquisitions and the possibility that transaction costs may be greater than anticipated ; (x) the loss of key executives and employees, talent shortages and employee turnover ; (xi) changes in consumer spending ; (xii) unexpected outcomes and costs of existing or new litigation or other legal proceedings and regulatory actions involving the Company ; (xiii) the economic impact on the Company and its customers of climate change, natural disasters and exceptional weather occurrences such as tornadoes, floods and blizzards ; (xiv) fluctuations in the value of securities held in our securities portfolio, including as a result of changes in interest rates ; (xv) credit risk and risks from concentrations (by type of borrower, geographic area, collateral and industry) within our loan portfolio and large loans to certain borrowers (including CRE loans) ; (xvi) the overall health of the local and national real estate market ; (xvii) the ability to maintain an adequate level of allowance for credit losses on loans ; (xviii) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and who may withdraw deposits to diversify their exposure ; (xix) the ability to successfully manage liquidity risk, which may increase dependence on non - core funding sources such as brokered deposits, and may negatively impact the Company’s cost of funds ; (xx) the level of non - performing assets on our balance sheets ; (xxi) interruptions involving our information technology and communications systems or third - party servicers ; (xxii) the occurrence of fraudulent activity, breaches or failures of our third - party vendors’ information security controls or cybersecurity - related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud ; (xxiii) changes in the interest rates and repayment rates of the Company’s assets ; (xxiv) the effectiveness of the Company’s risk management framework, and (xxv) the ability of the Company to manage the risks associated with the foregoing as well as anticipated . These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance should not be placed on such statements . Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the SEC . NON - GAAP FINANCIAL MEASURES These slides contain non - GAAP financial measures . For purposes of Regulation G, a non - GAAP financial measure is a numerical measure of the registrant ’ s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer ; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented . In this regard, GAAP refers to generally accepted accounting principles in the United States . Pursuant to the requirement of Regulation G, the Company has provided reconciliations within the slides, as necessary, of the non - GAAP financial measure to the most directly comparable GAAP financial measure . For more details on the Company’s non - GAAP measures, refer to the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2023 . 3

Our Vision Guides Us. Exceptional people providing extraordinary performance for our clients, shareholders, and communities. Our Mission Drives Us. We make financial dreams a reality. QCR Holdings, Inc. is a Midwest - based bank holding company, established in 1993, with a relationship - driven approach. We consistently deliver strong returns on average assets (ROAA) and boast a track record of profitable growth. Our unique and diversified noninterest income sources contribute to our upper quartile performance compared to industry peers. $9.0 billion in total assets $6.3 billion in Wealth Management AUM 1000+ dedicated team members 36 locations across 4 states. Who We Are 4

QCR Holdings, Inc. (NASDAQ: QCRH) Location, deposit data and market share as of 6/30/24. * Cedar Rapids Bank & Trust includes Community Bank & Trust in the Cedar Valley. Market Share Deposits # Locations States/Region Entity #1 $2.1B 5 Iowa/Illinois - Quad Cities Quad City Bank & Trust #1 $1.7B 8 Iowa - Cedar Rapids/Cedar Valley Cedar Rapids Bank & Trust * #2 $1.8B 14 Missouri - Springfield Guaranty Bank #7 $1.2B 9 Iowa - Des Moines/ Ankeny Community State Bank 5 Four distinct operating bank charters, managed by local veteran bankers, governed by local Board of Directors with customized solutions by market • Relationships matter and differentiate us from big banks • Robust commercial, industrial, and technology activity • Ability to gain prominent market share • Mid - sized metros with 200K - 500K population MSAs • Strong demographics & highly educated workforce drive steady growth

Since 2019, our company has increased adjusted earnings per share at an impressive 13.9%* compound annual growth rate, consistently outperforming many of our peers. 6 CAGR 12/31/24 12/31/19 13.9% $7.03 $3.66 Adjusted Earnings Per Share 12.3% $50.21 $28.15 Tangible Book Value Per Share 12.9% $6.8B $3.7B Loans 15.4% $6.7B $3.3B Core Deposits 13.1% $6.3B $3.4B Assets Under Management Why Invest…Exceptional Performance

QCRH Core EPS ($) Core EPS CAGR (%) 2.6% 13.9% 5 - year 6.3% 15.1% 10 - year 3.5% 9.2% 20 - year $1.84 $1.79 7 $1.72 $1.99 $3.08 $2.66 $2.31 $3.96 $3.66 $6.27 $6.80 $6.82 $7.03 $2 $4 $6 $8 $0.92 $0.53 $0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 (1) KRX calculated as the median of the current 50 KRX constituents excluding PACW as of 9/30/24. Building a Long - Term EPS Track Record KRX (1) QCRH

* TBVPS of $40.68, $47.15 and $53.75 for 2022, 2023 and 2024, respectively, excludes the impact of AOCI. (1) KRX calculated as the median of the current 50 KRX constituents excluding PACW as of 9/30/24. QCRH TBVPS ($) TBVPS (%) $14.70 $15.92 $17.08 $14.29 $17.50 $18.81 $20.11 $24.04 $22.70 $28.15 $32.16 $38.02 $36.82 $43.81 $50.21 8 $40.68 $47.15 $53.75 $0 $30 $60 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022* 2023* 2024* 4.4% 12.3% 5 - year 5.5% 11.1% 10 - year 4.7% 7.8% 20 - year KRX (1) Top Tier Tangible Book Value Per Share Growth QCRH

$59 $63 $100 $115 $115 $119 $3.66 $3.96 $6.27 $6.80 $6.82 $7.03 2019 2020 2021 2022 2023 2024 Adjusted Net Income Adjusted EPS 9 Note: 2019 excludes $12.3 million gain on sale from the RB&T transaction. Data as of 12/31/24. Adjusted Net Income/Earnings Per Share Adjusted Net Income CAGR* from 2019 - 2024: 15.3% Consistent Improvement in Shareholder Return • Top quartile ROAA and ROAE performance • Adjusted ROAA grew from 1.15% in 2019 to 1.35% Q4 2024 • Adjusted ROAE grew from 11.53% in 2019 to 12.61% Q4 2024 • Adjusted efficiency ratio improved from 66.25% in 2019 to 58.37% Q4 2024

Correspondent Banking Specialty Finance Group Wealth Management Traditional Banking + Three diversified business lines powering exceptional results. Diversified Business Lines Drive Outstanding Results 10 Wealth Management • Broad scope of services • $6.3 billion in AUM as of 12/31/24 Correspondent Banking • Competitive deposit products • Approximately $1.2 billion in liquidity • 189 banking relationships Specialty Finance Group ("SFG") • Municipal and tax credit lending • Robust capital markets revenue

$28.3 $74.8 $61.0 $41.3 $91.4 $70.1 $61.0 $0 $40 $80 $120 2019 2020 2021 2022 2023 2024 Fee Income Average Our SFG business is unique and offers: • Strong pipelines built on relationships • Complexity which creates significant barriers to entry by competitors • Consistent source of revenue in all economic cycles • Strategic use of securitization for long - term sustainability and growth $0 $2 $4 2019 2020 2021 2022 2023 2024 Other Municipal Bonds and Loans Historic Tax Credit Loans Low Income Housing Tax Credit Loans 11 $1.6 $2.2 $2.6 $3.2 $1.2 $2.9 Specialty Finance Group ("SFG") Swap Fee Income ($MM) Loan and Bond Growth Breakdown ($B) CAGR from 2019 - 2024: 22.5%

QCRH (Lender) Borrower / Low Income Housing Project Tax Credit Equity Investors Loan Payments Tax Credits Equity Investment Loan Rent 12 Strong Borrowers • Experienced low - income housing developers • Tax credit investors are primarily other banks and corporate investors • Back - to - back swaps on 15 - year fixed rate loans for clients, while QCRH receives floating rate Overall Positive Impact • Helps QCRH manage interest rate risk • QCRH recognizes capital markets revenue • Increases the availability of much needed affordable housing • Significant contributor to CRA efforts Low Income Housing Tax Credit Loans Providing Municipal and Tax Credit Financing Solutions

Low Income Housing Tax Credit Loans Annual LIHTC Foreclosure Rate vs. Conventional Multifamily Delinquency Rate Data shown from the Cohn Reznick - Affordable House Credit Study, November 2023 LIHTC Industry Strength Offers: • Long track record of strong performance • Very low Loan - To - Values • Extremely low historical industry - wide defaults • Cumulative foreclosure rate of 0.22% since program inception in 1986 13

Successful closing of first four securitizations selling nearly $650MM of LIHTC loans via Freddie Mac Programs • Strengthened capital and NIM • Increased liquidity • $1MM net gain on securitizations in 2024 Securitization will allow us to… • Provide capacity to sustain future LIHTC asset and capital markets revenue generation. • Enhance liquidity and reduce funding costs. • Maintain the LIHTC portfolio within our established concentration levels. $0.6 $1.1 $1.6 $1.7 $2.0 $0.3 $0.4 $0.2 $0.0 $0.4 $0.8 $1.2 $1.6 $2.0 $2.4 2019 2020 2021 2022 2023 2024 Sold L I HTC LIHTC Securitization Highlights Total LIHTC Loans ($B) Improved NIM Increased liquidity Strengthened capital Managing $10B threshold 14

$3.1 $3.4 $4.2 $3.6 $4.1 $4.9 $1.0 $1.0 $1.2 $1.0 $1.2 $1.4 $0 $2 $4 $6 2019 2020 2021 2022 2023 2024 B rok er age/ R I A T rus t/Inv Mg mt $3.4 $4.6 $5.3 $12.0 15 $12.6 $15.3 $14.5 $15.6 $17.9 $0 $6 $12 $18 $24 2019 2020 2021 2022 2023 2024 Wealth Management Revenue ($M) CAGR from 2019 - 2024: 8.3% Broad scope of services including financial planning, tax and custody services, investment management, estate consulting and trust administration. • Diverse wealth management solutions serving a wide range of clients • Over 1,900 new relationships added over the last six years • Expanded Wealth Management business to Guaranty Bank charter in Q2 2023 and Community State Bank charter in Q2 2024 $4.4 $5.4 $6.3 Assets Under Management ($B) CAGR from 2019 - 2024: 13.1% Number of New Client Relationships Added 273 206 321 340 340 469 Wealth Management Services

$2.3 $3.2 $3.8 $4.9 $5.7 $6.1 $6.7 $8.5 $9.0 $0.6 $0.3 $0.6 $1.2 $0 $2 $4 $6 $8 $10 2016 2017 2018 2019 2020 2021 2022 2023 2024 Acquired Assets Total Assets (1) Rockford Bank & Trust assets were removed from this data. (2) Includes $310.9 million of the assets of m2 Equipment Finance as of 12/31/24, as this entity is wholly - owned by and consolidated with Quad City Bank and Trust 25% 29% 29% 17% (2) Total Consolidated Assets ($B) (1) CAGR from 2016 - 2024: 15.2% Strong Asset Growth Strong asset growth has been driven by a combination of organic growth and strategic acquisitions leading to high performing ROAA. Asset Distribution by Charter as of 12/31/24 ($B) 16

Loans ($B) CAGR from 2019 - 2024: 12.9% Loan Growth Driven by Commercial Lending Commercial Loans Represent 92% of the Loan Portfolio as of 12/31/24 $3. 7 $4. 3 $4. 7 $6. 1 $6. 5 $6. 8 $3. 3 $3. 9 $4. 3 $5. 7 $6. 0 $6. 3 $2 $1 $0 $3 $4 $5 $6 $7 $8 2019 2020 2021 2022 2023 2024 Total Loans Commercial Loans 17

Diversified Loan Portfolio Construction LIHTC $918 (70%) Commercial Construction $337 (25%) Residential Construction $11 (1%) Land Development $48 (4%) Multi - familty - LIHTC $828 (73%) Multi - family - non LIHTC $304 (27%) Loan Portfolio Composition ($MM) $6.8 Billion as of 12/31/24 Construction & Land Development ($MM) Multi - Family ($MM) * C&I includes direct financing leases C&I * $1,920 (28%) 18 CRE - OO $606 (9%) CRE - NOO $1,078 (16%) Construction & Land Dev $1,314 (19%) Multi - Family $1,132 (17%) 1 - 4 Family RE $588 (9%) Consumer $146 (2%)

• CRE is 54% of total loans • CRE - Office represents only 3% of Total Loans • 10 CRE - Office loans > $3 million (total of $53 million) • CRE - Office is primarily smaller facilities (three stories or less) and located within the QCRH footprint • Negligible non - performing CRE - Office loans of $2.9 million or 4 basis point of total loans and leases CRE - Office and Construction & Land Development Key Takeaways: Our High - Performing CRE Portfolio Balances as of 12/31/24. *Total CRE is calculated in alignment with regulatory definitions which exclude owner - occupied CRE. Percentages in the chart are as a percent of total loans. CRE - Office 3% 19 CRE - Non - office 14% Construction & Land Development 6% Multi - Family 4% LIHTC 13% LIHTC Construction … TOTAL CRE* $3.6 Billion

NPAs / Assets 0.56% 0.27% 0.25% 0.11% 0.05% 0.40% 0.50% 0.00% 0.30% 0.60% 2018 2019 2020 2021 2022 2023 2024 1.68% 1.43% 1.33% 1.32% 1.43% 1.24% 1.24% 2021 2022 2024 QCRH 2023 Proxy Peer Median ACL – Loans HFI/Total Loans (%) 20 Strong Credit Culture Supported by High Levels of Reserves Focused on maintaining excellent asset quality: • NPAs/Assets are 0.40% when adjusted for a single, large relationship, which was fully paid off mid - January 2025 • Conservative, greater than peer - group median, reserves for credit losses • Over 21% of NPAs consists of a single relationship

Consistent Deposit Growth Core Deposits* Represent 95% of Total Deposits * Core deposits are defined as total deposits less brokered deposits. Balances as of 12/31/24. Total Deposits ($B) CAGR from 2019 - 2024: 12.6% Core Deposit CAGR from 2019 - 2024: 15.4% $3.9 $4.6 $4.9 $6.0 $6.6 $7.1 $3.8 $4.6 $4.9 $5.9 $6.2 $6.7 $2 $1 $0 $3 $4 $5 $6 $7 $8 2019 2020 2021 2022 2023 2024 Total Deposits Core Deposits 21

Retail 25% Commercial 60% Correspondent 10% Brokered 5% DDA 53% Brokered 5% Time Deposits 13% Savings 3% MMDA 26% 22 Balances as of 12/31/24. Total Deposit Composition Total uninsured and uncollateralized deposits were $1.3 billion or only 19% of total deposits. TOTAL $7.1 Billion TOTAL $7.1 Billion Treasury Management Solutions • Market leading client facing technology • Positive pay fraud prevention program • Same day ACH availability • High touch local bank customer support • Innovative bill payment options Deposit Composition Deposit Base

Successful subordinated debt raises in 2019, 2020 and 2022 bolstered total risk - based capital 9.25% 9.05% 9.87% 7.93% 8.75% 9.55% 13.33% 14.95% 14.77% 14.28% 14.29% 14.10% 10.18% 10.55% 10.76% 9.29% 9.67% 10.03% 0.00% 8.00% 16.00% 2019 2021 2023 2024** 2020 TCE Ratio 2022 * TRBC Ratio CET 1 Tangible Common Equity & TRBC Ratios * Capital ratios impacted in Q2 of 2022 due to Guaranty Bank acquisition. ** Our TCE ratio would equal 9.26% if adjusted for net unrealized losses after tax on our HTM bond portfolio. Our TRBC ratio would equal 13.13% if adjusted for AOCI and net unrealized losses after tax on our HTM bond portfolio Our Strong Capital Position QCRH is well - positioned for long - term success Lowest dividend payout ratio in peer group retains capital for strong organic and M&A growth Strong earnings and securitizations expand capital organically 23